EXHIBIT 99.1


                              LETTER OF TRANSMITTAL


                          ASTORIA FINANCIAL CORPORATION

                OFFER TO EXCHANGE ANY AND ALL OF ITS OUTSTANDING
                    5.75% SENIOR NOTES DUE 2012 ("OLD NOTES")
          FOR ITS 5.75% SENIOR NOTES DUE 2012, SERIES B ("NEW NOTES"),
                        WHICH HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED

             PURSUANT TO THE PROSPECTUS DATED _______________, 2002
         (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED, THE "PROSPECTUS")



--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 2003, OR ON SUCH LATER DATE OR TIME TO WHICH ASTORIA FINANCIAL CORPORATION MAY EXTEND THE EXCHANGE OFFER (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            WILMINGTON TRUST COMPANY


BY CERTIFIED OR REGISTERED MAIL                   BY OVERNIGHT COURIER OR HAND:

    Wilmington Trust Company                        Wilmington Trust Company
     DC-1615 Reorg Services                      Corporate Trust Reorg Services
         P.O. Box 8861                              1100 North Market Street
Wilmington, Delaware 19899-8861                  Wilmington, Delaware 19890-1615

                         FACSIMILE TRANSMISSION NUMBER:
                                 (302) 636-4145
                          (ELIGIBLE INSTITUTIONS ONLY)

                              CONFIRM BY TELEPHONE:
                                 (302) 636-6472


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus. As used herein, the term "Holder" means a holder of Old Notes, including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC") whose name appears on a security position listing as the owner of the Old Notes. As used herein, the term "Certificates" means physical certificates representing Old Notes.

         To participate in the Exchange Offer (as defined below), Holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes" or
(b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer to the Exchange Agent's account at DTC must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A Holder using ATOP must transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer (a "Book-Entry Confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that Astoria Financial Corporation may enforce this Letter of Transmittal against such Holder. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the DTC Participant(s) identified in the Agent's Message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP. The Book-Entry Confirmation must be received by the Exchange Agent on or prior to the Expiration Date in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

         If the tender is not made through ATOP, then Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

         Holders of Old Notes who cannot complete the procedures for delivery by book-entry transfer of such Old Notes on a timely basis or who cannot deliver their Certificates for such Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date must, in order to participate in the Exchange Offer, tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes -- Guaranteed Delivery."

         THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND USING REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:



                        DESCRIPTION OF OLD NOTES TENDERED
                          (SEE INSTRUCTIONS 3, 4 AND 5)

Name(s) and address(es) of registered holder(s) exactly
 as name(s) appear on the Certificate(s) for the Old
 Notes or on the records of DTC, as the case may be                                  Old Notes Tendered
             (Please fill in, if blank)                          (Please list below - attach additional sheets if necessary)

                                                                                    Aggregate Principal
                                                                                    Amount of Old Notes      Principal Amount of Old
                                                                                      represented by             Notes Tendered
                                                         Certificate Number(s)*       Certificate(s)          (If Less Than All)**

                                                         ______________________    ____________________      _______________________

                                                         ______________________    ____________________      _______________________

                                                         ______________________    ____________________      _______________________

                                                         ______________________    ____________________      _______________________

                                                         ______________________    ____________________      _______________________

                                                         ______________________    ____________________      _______________________

                                                         Total Amount Tendered:

* Need not be completed if Old Notes are being tendered by book-entry transfer.
** All Old Notes represented by tendered Certificate(s) shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4. Tenders of Old Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof.

             BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:_________________________________________

         DTC Account Number:____________________________________________________

         Transaction Code Number:_______________________________________________

|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s):__________________________________________

         Window Ticket Number (if any):_________________________________________

         Date of Execution of Notice of Guaranteed Delivery:____________________

         Name of Institution which Guaranteed Delivery:_________________________

         If Guaranteed Delivery is to be made By Book-Entry Transfer:___________

                  Name of Tendering Institution:________________________________

                  DTC Account Number:___________________________________________

                  Transaction Code Number:______________________________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:__________________________________________________________________

         Address:_______________________________________________________________

         Area Code and Telephone Number:________________________________________

         Contact Person:________________________________________________________

|_| CHECK HERE IF OLD NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR NON-TENDERED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

Ladies and Gentlemen:

         The undersigned hereby tenders to Astoria Financial Corporation, a Delaware corporation (the "Company"), the above-described aggregate principal amount of Old Notes in exchange for a like aggregate principal amount of New Notes which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered hereby in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to or upon the order of the Company, together with all accompanying evidence of transfer and authenticity, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENTS DATED AS OF OCTOBER 16, 2002 AND NOVEMBER 25, 2002.

         THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered Holder(s) of the Old Notes tendered hereby should be printed in the box captioned "Description of Old Notes Tendered" above, if they are not already set forth in such box, exactly as they appear on the Certificates representing such Old Notes or, if tendered by a DTC Participant, exactly as such participant's name appears on the records of DTC. The Certificate number(s) of any such Certificates and the principal amount of such Old Notes should be specified in such box as indicated above.

         The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes" and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason or if more Old Notes are submitted than are tendered or accepted for exchange, then, without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer, such non-exchanged or non-tendered Old Notes will, if evidenced by Certificates, be returned by mail, or will, if tendered by book-entry transfer, be credited to the account at DTC indicated above.

         Unless otherwise indicated in the box captioned "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes and, if applicable, any substitute Certificates for non-tendered or non-exchanged Old Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes and any Old Notes that are not accepted for exchange be credited to the account at DTC indicated above. Similarly, unless otherwise indicated in the box captioned "Special Delivery Instructions" below, certificates for New Notes, if any, and, if applicable, substitute Certificates for non-tendered or non-exchanged Old Notes will be delivered to the undersigned at the address shown in the box captioned "Description of Old Notes Tendered" above.

         BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR BY DELIVERING AN AGENT'S MESSAGE IN LIEU THEREOF, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (1) THE UNDERSIGNED IS NOT AN "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY, (2) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS,
(3) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF THE NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (4) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, OR BY DELIVERING AN AGENT'S MESSAGE IN LIEU THEREOF, A HOLDER OF OLD NOTES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION ("SEC") TO THIRD PARTIES, THAT (A) SUCH OLD NOTES ARE HELD BY SUCH BROKER-DEALER ONLY AS A NOMINEE OR (B) SUCH OLD NOTES WERE ACQUIRED BY IT FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF THE NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, IT WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENTS, THE PROSPECTUS MAY BE USED IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR OLD NOTES BY A BROKER-DEALER WHO ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER- DEALER") FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER.

         IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR BY DELIVERING AN AGENT'S MESSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENTS, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL (1) THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR (2) THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW NOTES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE ON WHICH (1) PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW NOTES OR (2) THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

         AS A RESULT, A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE COMPANY, OR CAUSE THE COMPANY TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER -- EXCHANGE AGENT."

         The New Notes will mature on October 15, 2012. Interest on each New Note will accrue from the last interest payment date on which interest was paid on the Old Note surrendered in exchange for the New Note or, if no interest has been paid on such Old Note, from October 16, 2002, at a rate of 5.75% per annum. We will make each interest payment semi-annually on April 15 and October 15 of each year, commencing April 15, 2003, to the holders of record at the close of business on the preceding April 1 and October 1, respectively, until the relevant principal amount has been paid or made available for payment. Interest on the New Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Subject to the right of withdrawal described in the Prospectus under "The Exchange Offer -- Withdrawal Rights," this tender is irrevocable.

         The undersigned acknowledges that this Exchange Offer is being made in reliance upon the position of the staff of the Division of Corporation Finance of the SEC set forth in certain interpretive letters addressed to third parties in other transactions, that the Company has not obtained a no-action letter specifically for this Exchange Offer and that there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any Holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, that Holder (a) cannot rely on the applicable interpretations of the staff of the SEC and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

         Old Notes properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Company will deliver the New Notes as promptly as practicable following acceptance of the tendered Old Notes. The Exchange Offer is subject to a number of conditions, as more particularly set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that, as a result of these conditions, the Company may not be required to accept any of the Old Notes tendered hereby. In that event, the Old Notes not accepted for exchange will be returned to the undersigned at the address shown in the box captioned "Description of Old Notes Tendered," unless otherwise indicated in the box captioned "Special Delivery Instructions" below.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 6 AND 7)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON THE LAST PAGE)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Notes tendered hereby or on the records of DTC, as the case may be, or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, set forth the signatory's full title. See Instruction 6.


__________________________________      ________________________________________

__________________________________      ________________________________________
  (SIGNATURE(S) OF HOLDER(S))                             (DATE)

Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: (     )_________________________________________

Taxpayer Identification No. or Social Security No.:_____________________________


                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 6)

Authorized Signature:___________________________________________________________

Date:______________________


Name of Firm:___________________________________________________________________

Capacity (full title):__________________________________________________________
                                         (PLEASE PRINT)

Address_________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number (      )_________________________________________

             SPECIAL ISSUANCE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 1, 6 AND 7)                                  (SEE INSTRUCTIONS 1, 6 AND 7)

      To be completed ONLY if the New Notes or,                      To be completed ONLY if certificates for
if applicable, any substitute Certificates for                 New Notes, if any, and, if applicable, any
non-tendered or non-exchanged Old Notes are to                 substitute Certificates for non-tendered or
be issued in the name of someone other than the                non-exchanged Old Notes are to be sent to
registered Holder(s) of the Old Notes whose                    someone other than the registered Holder(s) of the
name(s) appear(s) above or, in the case of a book-             Old Notes whose name(s) appear(s) above, or to
entry transfer of Old Notes, if New Notes or any               such registered Holder(s) at an address other than
Old Notes that are not accepted for exchange are               that shown in the box captioned "Description of
to be returned by credit to an account maintained              Old Notes Tendered" above.
at DTC other than the account indicated above.

|_|  Issue New Notes or, if applicable, substitute             Mail New Notes, if any, or, if applicable,
     Certificates for non-tendered or                          substitute Certificates for non-tendered or
     non-exchanged Old Notes to:                               non-exchanged Old Notes to:

Name(s):__________________________________________             Name(s):__________________________________________

__________________________________________________             __________________________________________________
                    (PLEASE PRINT)                                               (PLEASE PRINT)

Address:__________________________________________             Address:__________________________________________

__________________________________________________             __________________________________________________
                  (INCLUDE ZIP CODE)                                             (INCLUDE ZIP CODE)

Area Code and                                                  Area Code and
Telephone Number:_________________________________             Telephone Number:_________________________________

Tax Identification or Social Security Number(s):               Tax Identification or Social Security Number(s):

__________________________________________________             __________________________________________________


|_|  Credit New Notes or any Old Notes not
     accepted for exchange to the following
     account maintained at DTC (in the case of book-entry transfer of Old Notes only):


__________________________________________________
          (DTC ACCOUNT NUMBER, IF APPLICABLE)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. BOOK-ENTRY TRANSFER; DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To tender in the Exchange Offer, Holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes" or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer to the Exchange Agent's account at DTC must execute such tender through DTC's ATOP system. A Holder using ATOP must transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent a Book-Entry Confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such Holder. Delivery of the Agent's Message will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the DTC Participant(s) identified in the Agent's Message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP. The Book-Entry Confirmation must be received by the Exchange Agent on or prior to the Expiration Date in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

         If the tender is not made through ATOP, then Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

         Tenders of Old Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) (a) a Book-Entry Confirmation or (b) the Certificates representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be, in any case, received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes."

         A Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND USING REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                  (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this Letter of Transmittal, shall include any DTC Participant whose name appears on a security position listing as the owner of the Old Notes) of the Old Notes tendered hereby, unless such Holder(s) has completed either the box captioned "Special Issuance Instructions" or the box captioned "Special Delivery Instructions" above, or

                  (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes that are to be tendered in the box captioned "Principal Amount of Old Notes Tendered (If Less Than All)." In such case, new Certificate(s) for the remainder of Old Notes that were evidenced by your old Certificate(s) but not tendered will be sent in accordance with the issuance and delivery instructions specified herein promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         5. WITHDRAWAL RIGHTS. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to such date, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at the address set forth above or in the Prospectus on or prior to such date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and, if any Certificates for Old Notes have been tendered, the name of the registered Holder of the Old Notes as set forth on any such Certificates, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates, the tendering Holder must submit the serial numbers shown on the particular Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old

Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described herein and in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the Holder thereof at no cost to such Holder promptly after withdrawal.

         6. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) for such Old Notes, without alteration, enlargement or any change whatsoever, or as reflected on the records of DTC, as the case may be.

         If any Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates. If any tendered Old Notes are registered in different names in several book-entry accounts, proper procedures for book-entry transfer must be followed for each account.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority to so act.

         When this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes listed and transmitted hereby, or book-entry transfer is effectuated by such Holder(s), no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered Holder(s). If such exception applies, signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Old Notes listed, the Certificate(s) must be endorsed or accompanied by appropriate bond powers, signed exactly as the name(s) of the registered Holder(s) appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee may require in accordance with the restrictions on transfer applicable to the Old Notes. In such event, signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes or, if applicable, any substitute Certificates for non-tendered or non-exchanged Old Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal or, in the case of a book-entry transfer of Old Notes, if such New Notes or any Old Notes that are not accepted for exchange are to be credited to an account at DTC other than the one indicated above, the box on this Letter of Transmittal captioned "Special Issuance Instructions" should be completed. If certificates for New Notes, if any, or, if applicable, any substitute Certificates for non-tendered or non-exchanged Old Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the box on this Letter of Transmittal captioned "Special Delivery Instructions" should be completed. Old Notes not exchanged will be returned, if evidenced by Certificates, by mail or, if tendered by book-entry transfer, by crediting the account at DTC indicated above.

         8. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any condition or irregularity in any tender of Old Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         9. QUESTIONS AND REQUESTS FOR ADDITIONAL COPIES. Questions and requests for additional copies of the Prospectus, the Notice of Guaranteed Delivery or this Letter of Transmittal may be directed to the Exchange Agent at its address and telephone number set forth on the front cover of this Letter of Transmittal. Additional copies of such documents may also be obtained from your broker, dealer, commercial bank, trust company or other nominee.

         10. 30% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a Holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") (E.G., Social Security Number or Employer Identification Number) on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer or New Notes may be subject to backup withholding at a current rate of 30% (which rate is scheduled to be reduced periodically through 2006).

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The Holder is required to give the Exchange Agent the TIN of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for

Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

         Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8 BEN, W-8 ECI or W-8 IMY (as applicable), signed under penalties of perjury, attesting to that person's exempt status.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         11. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         12. NO CONDITIONAL TENDERS. The Company will not accept any alternative, conditional, irregular or contingent tenders. All tendering Holders, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

         13. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificates representing Old Notes have been mutilated, lost, destroyed or stolen, the Holder should promptly notify the Trustee. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificates have been followed.

         14. TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         IMPORTANT: BOOK-ENTRY CONFIRMATION OR THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                                              TO BE COMPLETED BY ALL TENDERING HOLDERS
                                                        (SEE INSTRUCTION 10)

------------------------------------------------------------------------------------------------------------------------------------
                                      PAYOR'S NAME: WILMINGTON TRUST COMPANY, AS EXCHANGE AGENT
------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                           PART 1 - PLEASE PROVIDE YOUR TIN IN                   TIN:_____________________________________
                                     THE BOX AT RIGHT AND CERTIFY BY                                Social Security Number or
FORM W-9                             SIGNING AND DATING BELOW                                     Employer Identification Number
DEPARTMENT OF THE                    ----------------------------------------------------------------------------------------------
TREASURY                             PART 2 - TIN APPLIED FOR |_|
INTERNAL REVENUE SERVICE             ----------------------------------------------------------------------------------------------
                                     PART 3 - CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
PAYOR'S REQUEST FOR TAXPAYER         (1)      the number shown on this form is my correct TIN (or I am waiting for a number to be
IDENTIFICATION NUMBER                         issued to me),
("TIN")                              (2)      I am not subject to backup withholding either because (i) I am exempt from backup
AND CERTIFICATION                             withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS")
                                              that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding,
                                     (3)      I am a U.S. Person, and
                                     (4)      any other information provided on this form is true and correct.
                                     ----------------------------------------------------------------------------------------------


                                     Signature:___________________________                Date: ____________________________________
------------------------------------------------------------------------------------------------------------------------------------

You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 30% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 2 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

_________________________________________                ______________________
              SIGNATURE                                          DATE
--------------------------------------------------------------------------------